SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_______________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 13, 2012

Tii Network Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State of Incorporation)

001-08048	66-0328885
(Commission File No.)	(IRS Employer Identification No.)

141 Rodeo Drive, Edgewood, New York	11717
(Address of Principal Executive Offices)	(Zip Code)

(631) 789-5000
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The purpose of this Amendment is to correct the exhibits as originally filed.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit Number	Description

99.1	Amended and Restated Termination Severance Agreement, dated April 13, 2012, between the Company and Stacey L. Moran.

99.2	Amended and Restated Termination Severance Agreement, dated April 13, 2012, between the Company and David E. Foley.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tii Network Technologies, Inc.

Date: April 18, 2012	By:	/s/ Brian Kelley
Brian Kelley,
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Amended and Restated Termination Severance Agreement, dated April 13, 2012, between the Company and Stacey L. Moran.

99.2	Amended and Restated Termination Severance Agreement, dated April 13, 2012, between the Company and David E. Foley.